NYSE American: REIwww.ringenergy.com November 7, 2024 VALUE FOCUSED PROVEN STRATEGY Q3 EARNINGS REVIEW Exhibit 99.2

Ring Energy, Inc. Forward –Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this Presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, guidance, plans and objectives of management are forward-looking statements. When used in this Presentation, the words “could,” “may,” “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “guidance,” “project,” “goal,” “plan,” “potential,” “probably,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write- downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2023, and its other filings with the SEC. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. Forward-Looking Statements and Supplemental Non-GAAP Financial Measures 2 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Leverage Ratio,” “All- in Cash Operating Costs,” and “Cash Operating Margin.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non- GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix.

Ring Energy - Independent Oil & Gas Company

Focused on **Conventional Permian** Assets in **Texas**

Q3 2024 Net Production
~20,108 Boe/d
(66% oil and 85% liquids)

2023 SEC Proved Reserves[1,2]
129.8 MMBoe/
PV10 ~$1.65 Billion
Proved Developed ~68%

Permian Basin
Gross / Net Acres[3]
96,127 / 80,535
450+ Proved Locations[3]

High Operational Ownership
~98% Operated WI
~81% Oil NRI
~85% Gas NRI

1. SEC Proved Reserves as of 12/31/2023 utilizing SEC prices, YE 2023 SEC Pricing Oil $74.70 per bbl Gas $2.64 per Mc.f.
2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure.
3. Includes all acreage and locations as of year-end 2023 operated and non-operated across "PDNP" and "PUD" reserve categories and project types.



NEW MEXICO
TEXAS
Matador Arch
Northwest Shelf
Yoakum
Permian Basin
Wolfcamp Shelf Margin
Horseshoe Atoll
Gaines
Andrews
Capitan Reef Trend
Central Basin Platform
Eastern
Ector
Midland Basin
Delaware Basin
Ward
Crane
Ozona Arch
Val Verde B
Ring Energy Assets
Northwest Shelf
Central Basin Platform
Includes operated & non-operated

Differentiated approach by applying unconventional technology and thinking to conventional Permian assets

Ring Assets Characteristics:

- ✓ **Shallow Base Decline**
- ✓ **Long Life Wells** (> 35 years)
- ✓ **Highly Oil Weighted**
- ✓ **High Operating Margin**
- ✓ **High Netbacks** (NRI> 80%)
- ✓ **Low D&C Cost Inventory**
- ✓ **Low Breakevens**

3 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

2024 Q3 Highlights – Improved Portfolio Comparison

REI Portfolio with Founders Acquisition and Non-Core Divestitures Leads to Superior Results

	Oil Sales Bo	Sales Boe	Operations Lifting Cost	Adjusted EBITDA[1]	CapEx	Cash Operating Costs[2]	Adjusted Free Cash Flow[1]	Debt Balance	Leverage Ratio[3]	Liquidity[4]
Note				Due to 17% reduction in realized prices						
Q3 2024	13,204 Bo/d	20,108 Boe/d *66% Oil*	$10.98 Per Boe	$54.0 Million	$42.7 Million	$23.10 Per Boe	$1.9 Million	$392 Million	1.59x Ratio	$208 Million
Change	10%	15%	-2%	-8%	1%	-6%	-68%	-8%	-6%	22%
Q3 2023	12,028 Bo/d	17,509 Boe/d *69% Oil*	$11.18 Per Boe	$58.6 Million	$42.4 Million	$24.61 Per Boe	$6.1 Million	$428 Million	1.69x Ratio	$171 Million

Company Record (Sales Boe and Liquidity, Q3 2024)

1. Adjusted EBITDA and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures.
2. Total Operating costs is defined as all "cash" costs including LOE, cash G&A, net interest expense, workovers and other operating expenses, production taxes, ad valorem taxes and gathering/transportation costs on a $ per Boe basis.
3. Leverage Ratio is defined in Appendix.
4. Liquidity is defined as cash and cash equivalents plus borrowing base availability under the Company's credit agreement.

4 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Ring Energy, Inc. Positioning the Company to Return Capital to Stockholders 5 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI 1. Adjusted EBITDA, All-in-Cash operating costs, and Adjusted Free Cash Flow (AFCF) are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. Guidance is original guidance provided on May 6, 2024. Delivering Value YTD 2024 20 consecutive qtrs. generating positive AFCF; YTD increased Adj EBITDA by 7% and AFCF by 34% as compared to same period 2023 Growing Adj EBITDA and AFCF1 Adding Size and Scale Upgraded portfolio helped drive YTD performance; increased Oil Sales (Bo/d) by 10% and Total Prod. (Boe/d) by 11% as compared to same period 2023 3 Year Track record of improving balance sheet; Q3 leverage ratio of 1.59x is a 6% reduction from a year ago and nearly 2 turns lower than Q2 2021 Enhancing the Balance Sheet Lowering cost structure YTD; All-in-Cash operating costs per Boe decreased by 2% and Capex is 3% below the midpoint of original guidance1 Operational Excellence Key Takeaways – Upgraded Portfolio and Efficient Execution Drove Results Value Focused Proven Strategy Clear sight to reduce debt and leverage ratio by executing disciplined organic capital program focused on maximizing FCF Continued growth through the combination of organic generated opportunities and balance sheet enhancing accretive acquisitions that help achieve the size and scale necessary to position the Company to return capital to stockholders

Q4 & FY 2024 Guidance Update

Update Q4'24 Guidance Due to Non-Core Divestiture[1] in Q3'24

Sales Volumes	Q4 2024 Updated	FY 2024 Updated	FY 2024 Mid Year
Total (Bo/d)	12,950 - 13,550	13,250 - 13,450	13,200 - 13,800
Mid Point (Bo/d)	13,250	13,350	13,500
Total (Boe/d)	19,200 - 20,000	19,500 - 19,800	19,000 - 19,800
Mid Point (Boe/d)	19,600	19,650	19,400
- Oil (%)	~68%	~68%	~70%
- NGLs (%)	~19%	~18%	~16%
- Gas (%)	~13%	~14%	~14%
Capital Program			
Capital Spending[2] (millions)	$33 - $41	$147 - $155	$141 - $161
Mid Point (millions)	$37	$151	$151
- New Hz wells drilled	4 - 6	21 - 23	19 - 23
- New Vertical wells drilled	4 - 6	22 - 24	22 - 25
- DUC Wells	2	n/a	n/a
- Wells completed & online	10 - 14	43 - 47	41 - 48
Operating Expenses			
LOE (per Boe)	$10.75 - $11.25	$10.70 - $11.00	$10.50 - $11.25
Mid Point (per Boe)	$11.00	$10.85	$10.88

FY 2024 CAPEX Allocation



5%
4%
14%
$151 million
Mid Point
77%
D&C / Infrastructure
Recomp/Cap Workovers
Land/Non-op/Other
ESG Improvements

1. CBP Vertical Well Sale (Non-Core)
On September 30, 2024, the Company completed the sale of certain oil and gas properties, including vertical wells and associated facilities, within Andrews County, Texas and Gaines County, Texas to an unaffiliated party for $5.5 million. As part of the sale, the buyer assumed an asset retirement obligation balance of approximately $2.7 million.

2. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and ESG improvements.

6 | Ring Energy, Inc. | Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Ring Energy, Inc. R at io 0.0 0.5 1.0 1.5 2.0 $70 WTI $80 WTI $90 WTI2023 YE 2025E Positioned for Success in 2024 & Beyond 7 1.Estimated AFCF is based on internal management financial model and assumes mid point of guidance for Net Sales production & capex with adjustable oil price as of Nov ‘24, gas HH strip price 10/11/2024 and NGL realization of 15% of WTI oil price. 2.Estimated AFCF yield is based on assumptions above for AFCF and Ring’s stock price and market capitalization as 11/4/2024. C ap ex R an g e M ill io ns $140 $145 $150 $155 $160 $152 $151 2023 2024E Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI A FC F $ M M A FC F Yi el d % $0 $20 $40 $60 $80 50% 40% 30% 20% 10% 0% 16% 17% 18% 20% $90 WTI YE 2024E $80 WTI$70 WTI2023 Updated Outlook Pursue Operational Excellence with an Emphasis on Oil Production Growth Maximizing Adj. Free Cash Flow1,2 Enhancing Balance Sheet Targeting Leverage Ratio1 < 1.0xDisciplined Capital Investment ’24E Capital Projects: 21-23 Horizontal & 22-24 Vertical wells Expected continued growth 12,000 12,500 13,000 13,500 12,548 13,350 17,000 18,000 19,000 20,000 18,119 19,650 Sales Boe/dOil Sales Bo/d 2023 2024E Up ~6% Up ~8% 2023 2024E Oil Sales 13,250 to 13,450 Bo/d Mid-point 13,350 Bo/d Total Sales 19,500 to 19,800 Boe/d Mid-point 19,650 Boe/d 1.62x ~1.5x ~1.1x <1.0x

Ring Energy, Inc. 1 2 0.010 0.015 0.020 0.025 0.030 Enhanced Value for Stockholders YTD 2024 8 Executing Strategy Improves Metrics - Increased Production, Stable Operating Costs, and Enhanced FCF per Boe Production/Share Boe/Share 0.0180.025 Up 8% 1. See Appendix for calculation of All-in Cash Operating Costs. 2. Adjusted Free Cash Flow ($/Boe) is Adjusted Free Cash Flow divided by total Boe in the period. All-in-Cash Operating Costs1 $/Boe Adjusted Free Cash Flow2 $/Boe Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Q1-Q3 2023 Q1-Q3 2024 $ 20 $ 21 $ 22 $ 23 $ 24 $ 25 Q1-Q3 2023 Q1-Q3 2024 $0 $5 $10 $6.02 $7.23 Up 20%$22.99 $23.44 all-in cash operating costs decreased despite inflationary pressures Down 2% 0.027

Ring Energy, Inc. Adjusted EBITDA1 $MM Q1-Q3 2023 Q1-Q3 2024 $20 $25 $30 $35 $40 Continue Enhancing Value for Stockholders YTD 2024 9 Executing Strategy Improves Key Cash Flow Metrics Versus a Year Ago Adjusted Free Cash Flow1 $29 $39 Q1-Q3 2023 Q1-Q3 2024 $ 120 $ 130 $ 140 $ 150 $ 160 ACFFO1 $MM $153 $142 Up 8% Up 34% 1. Adjusted Cash Flow from Operations (ACFFO), Adjusted EBITDA and Adjusted FCF are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Q1-Q3 2023 Q1-Q3 2024 $ 150 $ 160 $ 170 $ 180 $ 190 Up 7% $182 $171 $MM

Ring Energy, Inc. Peer 1 Peer 2 Ring Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 0% 5% 10% 15% 20% 25% 30% 35% 40% 24% 24% 25% 27% 28% 34% 35% 35% 35% 37% 37% Distinguishing Attributes: Low PDP Base Decline Ring’s Conventional Assets have Shallow Base Decline Versus Other Permian & Shale Players PDP Decline1: 2024E PDP Base Decline % Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI 1. Source: Enverus as of Nov 2024, using ENVERUS base decline model function. The declines are all yearly declines using Apr/May/June 2024 as starting period for each company selected (by any size) includes: Civitas, Devon, Diamondback, Mach Natural Resources, Magnolia, Ovintiv, Permian Resources, Riley Permian, SM Energy (Midland) and Vital Energy. 10 Median 34%

Ring Energy, Inc. Distinguishing Attributes: Long Life Reserves & Oil % Ring’s Conventional Assets have Extended Reserve Life and are Oily Versus Peers of Similar Size1,2 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Reserve Life: YE 2023 SEC Proved Reserves / Q4’23 Annualized Production Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI11 % Oil: Q4’23 Sales Production 1. Peers based on similar size sub $2B market cap and include: Amplify Energy, Berry Corporation, Crescent Energy, MACH Resources (adjusted for recent AQ used Q1’24 sales production), Riley Permian, Vital Energy, TXO Partners and W&T Offshore. 2. Source information for data obtained from Peer Reports and Factset as of 5/1/24. Median 43% Median 11yrs Peer 1 REI Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 0% 20% 40% 60% 80% 100% 70% REI Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 0 5 10 15 20 18.5

Ring Energy, Inc. $ /B O E Peer 1 REI Peer 2 Peer 3 Peer 4 Median Peer 5 Peer 6 Peer 7 Peer 8 $0 $10 $20 $30 $40 $50 $60 $70 $80 $33.84 $ 3 2 .4 3 $28.26 $24.20 $19.05 $18.01 $16.98 $13.58 $10.76 $9.69 $55.21 $55.90 $72.93 $42.74 $42.08 $42.74 $30.00 $39.38 $42.75 $40.33 Distinguishing Attributes: High Operating Margins 12 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Ring’s Conventional Assets with High Netbacks Drive Strong Cash Operating Margins vs. Peers1,2 2Q 2024 TTM Cash Operating Margin and Realized Pricing Operational Excellence and Cost Control Drive Profitability • High oil weighting of ~68% (85% mix of oil + liquids) contributes to high realized pricing per Boe • Low cash operating costs and maintaining cost discipline drive margin expansion • Generating over $30 per Boe in margin in 2023 demonstrates strength of long-life asset base • Strong cash operating margins allow the Company to withstand volatile commodity price swings • Robust margins lead to increased cash flow, debt reduction and stronger returns “ Improving operational margins leads to higher returns...pursuing strategic acquisitions of high margin assets leads to sustainable higher returns “ - Paul McKinney 1. Peers include: Amplify Energy, Berry Corporation, Crescent Energy, Mach Natural Resources, Riley Permian, Vital Energy, TXO Partners and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 10/31/2024. 3. Cash Operating Margins is defined as revenues (excluding hedges) less LOE, cash G&A (excluding share-based compensation), interest expense, workovers, operating expenses, production taxes, ad valorem taxes and gathering/transportation costs.

Ring Energy, Inc. Ring Stock Price Outperforms Most Peers YTD 13 Underlying Value and Operational Performance has Driven YTD Stock Performance 2024 YTD Stock Performance REI, Peers & XOP1,2 In top 2 of Peers in Market Stock Performance YTD: REI Distinguishing Drivers • Oil Weighted • Low PDP Base Decline • Low Capital Intensity • Long Life Reserves • High Netbacks • High Operating Margins The company’s unique characteristics provide the backdrop for additional upside as Ring continues to execute its proven strategy Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI 1. Year to date stock performance is as of November 5, 2024. 2. Peers include: Amplify Energy, Berry Corporation, Crescent Energy, Mach Natural Resources, Riley Permian, Vital Energy, TXO Partners and W&T Offshore. -40% -30% -20% -10% 0% 10% 20% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Median XOP Peer 6 Peer 7 REI Peer 8 Up 4%

Ring Energy, Inc. Compelling Value Proposition 14 Ring Trading at Discount to Peers1,2 Pe er 1 REI Pe er 2 Pe er 3 Pe er 4 M edian Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x EV /P V -1 0 % O il Pe er 1 REI Pe er 2 Pe er 3 Pe er 4 M edian Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 0.0x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 1.6x 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% EV/2024 Adjusted EBITDA3EV/PV-103 YE23 1P Reserves & % Oil Despite a Track Record of Success Including Strong Returns, Significant Cash Flow, Improved Balance Sheet and Meaningful Growth, Ring Currently Trades at a Discount to Peers 1. Peers include: Amplify, Berry Corporation, Crescent Energy, HighPeak Energy, Permian Resources, Riley Permian, Mach Natural Resources, Vital Energy and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 11/5/24. 3. Adjusted EBITDA and PV-10 are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Ring Energy, Inc. E nt er p ri se V al ue ($ M M ) R EI S ha re P ri ce ($ /s ha re ) APA Divestiture REI @ 11/4/2024 REI @ APA Prod Mult $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $1.46 $2.61 Share Price ($/sh) Ring Trading at Discount Compared to Recent Transaction REI Suggested Valuation Using APA CBP & NWS Assets Divestiture Valuation Metrics Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI15 Private Buyers Paying Higher Valuation Multiples for Conventional Permian Assets $950MM $681MM $910MM APA Non-Core asset divestiture in CBP & NWS REI trading share price and EV as of Nov. 4, 2024 REI indicative trading share price and EV using APA Valuation Metrics 1. APA Corp press release on September 10, 2024, asset sale of non-core properties in Permian Basin. 2. Source ENVERUS as of 11/5/2024. 3. Field Level Margin $ per Boe is calculated as realized $ per Boe minus LOE, GP&T, severance and ad valorem taxes. APA Permian Divestiture1 Date Announced 9/10/2024 Sale Price ($MM) $950 Net Production (Boe/d) 21,000 $ per Boe/d $45,238 Current REI Valuation3   11/4/24 Share Price $1.46 Shares Outstanding (MM) ~198 Equity Value ($MM) $289 Debt Outstanding Q324 $392 Enterprise Value ($MM) $681 Q3’24 Net Production (Boe/d) 20,108 $ per Boe/d $33,883 REI at APA Valuation Metrics   EV @ Production metric 45.2K $910 Equity Value ($MM) $518 Share Price ($) $2.61 Asset Metrics Comparison REI APA Divestiture1,2 Q3’24 Net Production (Boe/d) 20,108 21,000 % Oil 66% 57% Q3’24 Field Level Margin ($/Boe) $38.393 < REI NTM PDP Decline % 25% 7% Q3’24 LOE ($/Boe) $10.98 > REI CO2 Operations NO YES Operated Well Count (G) 1,043 ~5,100+

Permian Basin – Conventional Opportunities

Acquisition Strategy - Focus on Lower Cost CBP & NWS to Grow



Publics
Privates
CBP/NWS Publics
CBP/NWS Privates
REI
NWS
CBP
Eastern Shelf
Delaware Basin
Midland Basin

- Central Basin Platform (CBP) remains the **underexplored opportunity of the shale era in Permian**
- Other Conventional Shelf opportunities suit Ring Energy's **deep bench of technical talent**
- M&A **wave of conventional targets** coming with divestitures from **majors and large independents**
- **Lower cost, shallower decline and less public E&P competition** sets the stage for accretive acquisitions
- We view the significant NWS and CBP production as an **opportunity of potential targets for growth**



Gross Production (2-Stream Mboe/d)
The Prize in CBP & NWS (Texas Only) is… ~ 384,000 Boepd (G) 73% Oil
(Aug. 2024)
RING ENERGY
111 43 26 23 21 18 13 13 11 9 9 7 6 6 5 4 4 4 4 3 3 3 2 2
Peers 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
% Oil 80% 70% 80% 77% 80% 76% 60% 85% 91% 64% 83% 87% 50% 82% 95% 74% 91% 78% 88% 92% 87% 60% 86% 91%

Source: Enverus, Companies include APA Corp, Basin O&G, Blackbeard Operating, Boyd & McWilliams, Burk Royalty, Citation O&G, Crescent Energy, Chevron, Elevation Resources, Exxon, Formentera Partners, Kinder Morgan, Lime Rock, Marathon, Maverick, Montare Resources, OXY, Riley Petroleum, Sabinal Energy, Scout Energy, Steward Energy, Texland Petroleum, Two P Partners, and Zarvona Energy.

16 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Ring Energy, Inc. Value Proposition 17 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI 2024 and Beyond Delivering competitive returns to larger peers yet trading at a discount. Target leverage ratio below 1.0x and position Ring to return capital to stockholders Despite volatile energy markets, Ring has generated positive FCF for 20 quarters straight Strong Cash Operating margins help deliver superior results & helps manage risk in market downturns Disciplined capital program focused on slightly increasing oil production, and maximizing FCF generation leads to further debt reduction Pursuing accretive, balance sheet enhancing acquisitions to increase scale, lower break-even costs, build inventory and accelerate ability to pay down debt

www.ringenergy.com FINANCIAL OVERVIEW VALUE FOCUSED PROVEN STRATEGY | NOVEMBER 7, 2024 | NYSE AMERICAN: REI

Track Record of Growth

Expanding Core Areas in NWS & CBP

Acquisition Track Record

- Since 2018, Ring has successfully **grown production by a ~22% CAGR[1]** through 2024E.
- Founders Acquisition added accretive near-term cash flows combined with **5+ years of high return drilling inventory** assuming 10 wells drilled per year
- Recent acquisitions have significantly **increased size & scale**, positioning the Company for future transactions
- Ring's **Value Focused Proven Strategy** pursuing accretive, **balance sheet enhancing acquisitions** is a key component of our future growth



6,100
Wishbone
STRONGHOLD
FOUNDERS OIL & GAS
19,650E
New Management as of October 2020
2018A Daily Production (Boe/d)
Wishbone Acquisition
Stronghold Acquisition
Founders Acquisition
2024E Daily Production (Boe/d)

Year Completed	2019	2022	2023	Total Acquired
Acquired Proved Reserves (MMBoe)[2]	34.3	66.6	9.2	110.1
% Oil	80%	54%	80%	75%[3]
Acquired Net Acreage	~37,000	~37,000	~3,600	~77,600
Acquisition Price[4] ($MM)	$300	$465	$75	$840
Consideration Mix (% Cash / % Stock)	90% / 10%	51% / 49%	100% / 0%	68% / 32%



Ring Acquisitions
Legacy Acreage
Stronghold Acquisition
Wishbone Acquisition
FOG Acquisition
Yoakum
Lea
Gaines
Dawson
Andrews
Martin
Winkler
Ector
Midland
Ward
Crane
Upton
Acreage includes operated and Non-Operated WI

1 CAGR is compounded annualized growth rate.
2 Acquired proved reserves for each of the transactions listed are based on the price forecasts reported as of the time the acquisition was announced.
3 Arithmetic sum, or average, as the case may be, of the three acquisitions.
4 Acquisition price at announcement including stock value at announcement.

19 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Ring Energy, Inc. 1.69x2 Q3 2023 1.62x Q4 2023 1.67x Q1 2024 1.59x Q2 2024 Historical Metrics 20 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Quarterly Analysis of AFCF1 Leverage Ratio (LTM)2 Disciplined and Efficient Capital Spending Focused on Sustainably Generating AFCF Enhances Our Unrelenting Goal to Strengthen the Balance Sheet 1. Adjusted EBITDA and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. The Q3 2023 Leverage Ratio of 1.69x included $11.9 million deferred cash payment paid in December 2023 for the Founders Acquisition. Excluding the deferred payment in the calculation results in a Leverage Ratio of 1.64x. 3. Net Interest Expense included in table is interest expense net of interest income and excludes deferred financing costs amortization. A d j. E B IT D A / C ap E x / In t E xp -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 $58.6 $65.4 $62.0 $66.4 $54.0 -$42.4 -$38.8 -$36.3 -$35.4 -$42.7 -$10.0 -$10.3 -$10.2 -$9.6 -$9.4 $6.1 $16.3 $15.6 $21.4 $1.9 Adj EBITDA $MM CapEx $MM Net Interest Exp $MM Adj. Free Cash Flow $MM 1.59x Q3 2024 31 1

Ring Energy, Inc. Reducing Debt & Increasing Liquidity 21 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Disciplined Capital Spending & Sustainably Generating AFCF Adjusted Debt Paydown1,2 ($ Million) Liquidity3 ($ Million) 1. Paydown of $17 million is net of the $182 million that was borrowed to fund the Stronghold acquisition.  2. Paydown of $19 million is net of the $50 million that was borrowed to fund the Founders acquisition. 3. Liquidity is defined as cash and cash equivalents plus available borrowings under Ring’s credit agreement. Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 $0 $5 $10 $15 $20 $25 $30 -$5 -$10 $10 $10 $17 $20 -$7 $25 $19 $3 $3 $15 $15 Stronghold Acquisition1 Stronghold Acquisition final deferred payment Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $71 $82 $165 $188 $179 $204 $171 $175 $179 $194 $208 Stronghold Acquisition Founders Acquisition2 Founders Acquisition Founders Acquisition final deferred payment FY Adv tax payment and other one-time cash items

www.ringenergy.com ASSET OVERVIEW VALUE FOCUSED PROVEN STRATEGY | NOVEMBER 7, 2024 | NYSE AMERICAN: REI

Ring Energy, Inc. Assets Overview 23 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Core Assets in NWS & CBP 1. Reserves as of 12/31/23 utilizing SEC prices, YE 2023 SEC Pricing Oil $74.70 per bbl and Gas $2.64 per Mcf, PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. Q3 2024 Net Production (MBoe/d) ~20.1 NWS (65% oil) CBP (66% oil) ~8.2 ~11.9 LOE ($ per Boe) $10.98 Capex ($MM) $42.7 YE23 PD Reserves1 PV10 ($MM) $1,263 YE23 PD Reserves1 (MMBoe) 88 YE23 PUD Reserves1 PV10 ($MM) $384 YE23 PUD Reserves1 (MMBoe) 42 Northern CBP Southern CBP Includes operated & Non-operated

Ring Energy, Inc. Committed to ESG 24 Critical to Sustainable Success 2023 Sustainability Report Progressing our ESG Journey A Target Zero Day is a Day that Results in: Zero Company or Contractor OSHA Recordable Injury, and Zero Agency Reportable Spill or Release as Defined by TRRC, EPA, TCEQ, etc., and Zero Preventable Vehicle Incidents, and Zero H2S Alarms of 10PPM or Greater Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI • Created ESG Task Force and established Target Zero 365 (TZ-365) Safety & Environmental Initiative in 2021to monitor and guide company’s adherence to ESG standards. – Designed to protect the workforce, environment, communities and financial sustainability. – Focused on Safety-first environment and achieving high percentage of Target Zero Days. • 2024 Continued to build staff and programs/processes to improve ESG performance. – Hired additional personnel to support Safety and Environmental functions. – Invested in EHS software to improve efficiency and overall data and record management. – Implementing contractor management program. • 2024 Capital Program includes Emission Reduction plans with: – Upgrades of Tank Vent Control Systems including High and Low pressure Flares. – Upgrades of vessel controls to eliminate pneumatic devices and/or convert to non-vent controls. – Establishing Leak Detection and Repair program. Download Report PDF

Ring Energy, Inc. N et O il Sa le s B o p d + G as S al es B o ep d + N G L Sa le s B o ep d Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 16,000 17,000 18,000 19,000 20,000 21,000 22,000 7,514 8,016 10,139 12,189 12,660 11,861 12,028 13,637 13,394 13,623 13,204 1,356 1,325 1,726 3,044 2,966 2,853 2,839 2,922 2,741 2,817 3,089 1,414 2,623 2,667 2,557 2,643 2,837 2,899 3,346 3,815 Company Oil Bopd Company Gas Boepd Company NGL Boepd 2024 Q3 Operations Update 25 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Capital allocation and drilling programs designed to maximize free cashflow generation Historical Quarterly Net Sales Production1 1. Source is factset quarterly financials. Q3 Stronghold AQ – moved to 3 stream 2022 “continuous drilling” Total 27 Hz & 7 Vert. Company Record Net Sales ~ 19,400 DLWR Sale & pullback in capex spend in anticipation of Founders AQ Founders AQ Closed 8/15 & New Mexico Sale 1H 2023 “phased drilling” 8 Hz & 5 Vert. 2H 2023 “continuous drilling” 12 Hz & 6 Vert. 2024 “phased drilling” 15 Hz & 18 Vert. Positively impacting oil volumes is …. Founders AQ & focus on oily inventory Company Record Net Sales ~ 19,786 Company Record Net Sales ~ 20,108

Ring Energy, Inc. NWS CBP-N Penwell CBP-S 19% 63% 18% Highly Oil Weighted Proved Reserves1 and Inventory 26 SEC YE 2023 Reserves by Category (%) Reserves by PV-102 ($MM) Reserves by Product (%) Locations by Area PD ~88 MMBoe PUD ~42 MMBoe Significant Increase in Proved Reserves and Inventory from Stronghold & Founders Acquisitions Provides Sustainable Future Growth and Capital Allocation Flexibility 32% 68% ~130 MMBoe 23% 77% 1. Reserves as of December 31, 2023 utilizing SEC prices, YE 2023 SEC Pricing Oil $74.70 per bbl Gas $2.64 per Mcf. 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types. 4. Based on Q4 2023 annualized production rate. $1,647 $MM PD $1,263 MM PUD $384 MM Oil 82 MMBoe Gas 25 MMBoe NGL 23 MMBoe ~130 MMBoe 18.5 Year Proved Reserve Life4 210+ PUD Locations 240+ PDNP Opportunities 450+3 Total Gross Locations & Opportunities Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Ring Energy, Inc. D ,C & E R an g e p er W el l Ty p e $ M ill io n 1.5 mile Horizontal 1 mile Horizontal $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 CAPEX Decreases in’24 Updated D&C Range 2024 77-81% Oil Assets Overview 27 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI New Drill Inventory Performance Consistent HZ Well Performance San Andres Horizontal Play 1 Consistent Vertical Well Performance CBP Vertical Multi-Stacked Play 2 Capex Range 2024 73% Oil Capex Range 2024 D ,C & E R an g e p er W el l Ty p e $ M ill io n Stacked Vertical Crane Stacked Vertical Ector $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 87-91% Oil 67-71% Oil 1. San Andres Horizontal includes the Average well Performance for the Peak 90 days (Gross BOE) for development wells in both the CBP & NWS area each year included 2020-2022 (40) and 2023-2024 (21). Excludes step out wells. 2. CBP Vertical Multi Stacked Pay Horizontal includes the Average well Performance for the First 90 days (Gross BOE) for development wells in Southern CBP 2020-2022 (35) and 2023-2024 (20). Excludes step out wells. C um 9 0 -D ay / w el l A vg - B O E 2020-2022 2023-2024 0 10,000 20,000 30,000 88-94% Oil - l C um 9 0 -D ay / w el l A vg - B O E 2020-2022 2023-2024 0 5,000 10,000 15,000 77-81% Oil 68-74% Oil Updated D&C Range 2024 CAPEX Decreases in’24 CAPEX Decreases in’24 CAPEX Decreases in’24

Ring Energy, Inc. Assets Overview 28 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Deep Inventory of High-Return Drilling and Re-Completion Locations Select Recent New Drill Vertical Well Results – Central Basin Platform 1. Vertical completion no lateral length noted. 2. Peak IP 60 (Boepd) based on best rolling 60-day average. 3. Peak IP 30 (Boepd) based on best continuous rolling 30-day average, due to lack of 60 day production data. 4. Peak IP 15 (Boepd) based on best continuous rolling 15-day average, due to lack of 60 day production data. Select Recent Re-Completion Well Results – Central Basin Platform Select Recent New Drill Horizontal Well Results – Northwest Shelf Select Recent New Drill Horizontal Well Results – Central Basin Platform Includes operated & NonOP

San Andres Horizontal Play Characteristics

Proven, Conventional, Top Tier Returns

	San Andres Hz	Delaware Hz	Midland Hz
High ROR Oil Play	✓	✓	✓
Low D&C Costs	✓		
Lower 1st Year Decline	✓		
Low Lease Acquisition Cost	✓		
Long life wells	✓		
Oil IPs >750 Bbl/d		✓	✓
Multiple Benches		✓	✓
> 85% Oil	✓		
$30-35/Bbl D&C Break-even[2]	✓		

- Permian Basin has produced >30 BBbl
  - San Andres accounts for ~40%
- Low D&C costs[1] $2.3 - $3.7 MM per Hz well
- Vertical depth of ~5,000′
- Typical oil column of 200′ - 300′
- Life >35+ years
- Initial peak oil rates of 300 - 700 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and CO_2 flood

1. D&C capex range is for CBP & NWS 1.0 & 1.5 mile laterals in 2024.
2. Break-even costs is for core inventory in NWS & CBP horizontal asset areas. The range in break-even based on YTD capex spend and depends on lateral length, asset area, completion and artificial lift type.

29 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Vertical Multi-Stacked Pay Characteristics

Proven, Conventional, Top Tier Returns

	CBP Vt Stack & Frac	Delaware Hz	Midland Hz
High ROR Oil Play	✓	✓	✓
Low D&C Costs	✓		
Lower 1st Year Decline	✓		
Low Lease Acquisition Cost	✓		
Long life wells	✓		
Oil IPs >750 Bbl/d		✓	✓
Multiple Benches	✓	✓	✓
High NRI's	✓		
$35-$40/Bbl D&C Break-even[2]	✓		

- Central Basin Platform has produced >15 BBboe
  - Vertical multi-stage fracs targeting legacy reservoirs that have been productive throughout the basin (Clearfork to Wolfcamp)
- Low D&C costs[1] $1.0 - $1.9 MM per well
- Targeted Vertical completion depths of ~4,000-7,000′
- Typical oil column of 1,000-1,500′
- Life >30+ years
- Initial peak oil rates of 150 - 400 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and CO_2 flood

1. D&C capex range for verticals include all CBP-S inventory.
2. Break-even costs is for core inventory in NWS & CBP horizontal asset areas. The range in break-even based on YTD capex spend and depends on lateral length, asset area, completion and artificial lift type.

30 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

www.ringenergy.com APPENDIX VALUE FOCUSED PROVEN STRATEGY | NOVEMBER 7, 2024 | NYSE AMERICAN: REI

Ring Energy, Inc. Dec 21 Mar 22 Jun 22 Sep 22 Dec 22 Mar 23 Jun 23 Sep 23 Dec 23 Mar 24 Jun 24 Sep 24 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 $1.46 $69.26 Ring Energy, Inc. - Price (Left) WTI Crude Oil ($/bbl) - Price (Right) REI Historical Price Performance1 32 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Price Performance Since January 1, 2022 (1) Sources Factset as of 10/31/2024 Stronghold Announcement Founders Announcement 6.5 MM warrants exercised 3.0 MM warrants exercised 4.5 MM warrants exercised 14.5 MM warrants exercised Warburg Pincus sell down 12.6 MM shares Warburg Pincus sell down 4.4 MM shares Warburg Pincus sell down 6.2 MM shares

Ring Energy, Inc. Enhanced Value for Stockholders in 2023 Continued… 33 Track Record of Improving Corporate Returns 2020 2021 2022 2023 0% 5% 10% 15% 20% 25% 30% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $39.16 $68.13 $94.90 $77.58 Cash Return on Capital Employed1 (CROCE) % AVG WTI Pricing $/Bbl 17.2% 20.7% Strong CROCE % • Disciplined and successful capital program driving returns • Shallower declining production base contributes to higher returns • High quality inventory together with operating proficiency and efficient execution on capital program led to increased profitability • Multiple asset core areas in NWS & CBP with existing infrastructure provide diverse inventory of high return, low cost horizontals and verticals providing flexibility to react to volatile market conditions and ability to maximize AFCF generation Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI 1. The Company defines “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. 11.6% 9.3% 2020 – 2022 CROCE Avg of 13.9% Up 24% vs 2020-’22 AVG

Experienced Management Team

Shared Vision with a Track Record of Success



Paul D. McKinney
Chairman & Chief Executive Officer

- 40+ years of domestic & international oil & gas industry experience
- Executive & board roles include CEO, President, COO, Region VP and public & private board directorships



Travis Thomas
EVP & Chief Financial Officer

- 18+ years of oil & gas industry experience & accounting experience
- High level financial experience including CAO, VP Finance, Controller, Treasurer

Highland Oil & Gas



Alexander Dyes
EVP of Engineering & Corporate Strategy

- 17+ years of oil & gas industry experience
- Multi-disciplined experience including VP A&D, VP Engineering, Director Strategy, multiple engineering & operational roles



Phillip Feiner
VP and General Counsel

- 25+ years of oil & gas and legal experience
- Extensive legal experience in corporate law, securities, compliance and transactional work in domestic and international settings



Shawn Young
VP of Operations

- 30+ years of oil & gas industry experience
- Operational experience in engineering, operations management and production including VP Business Unit, various Engineering & Ops manager roles



Hollie Lamb
VP of NonOP Reservoir Engineering / O&G Marketing

- 20+ years of oil & gas industry experience
- Previously Partner of HeLMS Oil & Gas, VP Engineering, Reservoir & Geologic Engineer

34 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Board of Directors

Accomplished and Diversified Experience



Paul D. McKinney
Chairman & Chief Executive Officer

- 40+ years of domestic & international oil & gas industry experience
- Executive & board roles include CEO, President, COO, Region VP and public & private board directorships



Anthony D. Petrelli
Lead Independent Director

- 43+ years of banking, capital markets, governance & financial experience
- Executive and Board positions include CEO, President, multiple board chairs & directorships



John A. Crum
Independent Director

- 45+ years of domestic & international oil & gas industry experience
- Extensive executive roles including CEO, President & COO, and multiple public & private board chairs & directorships



David S. Habachy
Independent Director

- 24+ years of oil & gas industry, finance & capital markets experience
- Wide range of operations, engineering, financial and capital markets roles and experience including Managing Director and numerous Board Director positions



Richard E. Harris
Independent Director

- 40+ years of experience across multiple industries
- Executive positions in oil & gas, industrial equipment, and technology including CIO, Treasurer, Finance and Business Development



Thomas L. Mitchell
Independent Director

- 35+ years of domestic & international oil & gas industry experience
- Executive & board roles include CFO, VP Accounting, Controller and public & private board directorships



Regina Roesener
Independent Director

- 35+ years of banking, capital markets, governance & financial experience
- Executive and Board positions including COO, director and Board Director positions

35 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Financial Overview

Derivative Summary as of September 30, 2024

Oil Hedges (WTI)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Swaps:								
Hedged volume (Bbl)	368,000	71,897	52,063	265,517	64,555	449,350	432,701	—
Weighted average swap price	$ 68.43	$ 72.03	$ 72.03	$ 72.94	$ 72.03	$ 70.38	$ 69.53	$ —
Deferred premium puts:								
Hedged volume (Bbl)	88,405	—	—	—	—	—	—	—
Weighted average strike price	$ 75.00	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Weighted average deferred premium price	$ 2.61	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Two-way collars:								
Hedged volume (Bbl)	128,800	474,750	464,100	225,400	404,800	—	—	379,685
Weighted average put price	$ 60.00	$ 57.06	$ 60.00	$ 65.00	$ 60.00	$ —	$ —	$ 60.00
Weighted average call price	$ 73.24	$ 75.82	$ 69.85	$ 78.91	$ 75.68	$ —	$ —	$ 72.50

Gas Hedges (Henry Hub)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
NYMEX Swaps:								
Hedged volume (MMBtu)	431,800	616,199	594,400	289,550	—	—	532,500	—
Weighted average swap price	$ 4.44	$ 3.78	$ 3.43	$ 3.72	$ —	$ —	$ 3.38	$ —
Two-way collars:								
Hedged volume (MMBtu)	18,300	33,401	27,300	308,200	598,000	553,500	—	515,728
Weighted average put price	$ 3.00	$ 3.00	$ 3.00	$ 3.00	$ 3.00	$ 3.50	$ —	$ 3.00
Weighted average call price	$ 4.15	$ 4.39	$ 4.15	$ 4.75	$ 4.15	$ 5.03	$ —	$ 3.93

Oil Hedges (basis differential)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Argus basis swaps:								
Hedged volume (Bbl)	244,000	270,000	273,000	276,000	276,000	—	—	—
Weighted average spread price [1]	$ 1.15	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ —	$ —	$ —

(1) The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude.

36 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Income Statement and Operational Stats

RING ENERGY

Income Statement

	(Unaudited) Three Months Ended			Nine Months Ended	
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Oil, Natural Gas, and Natural Gas Liquids Revenues	$ 89,244,383	$ 99,139,349	$ 93,681,798	$ 282,886,868	$ 261,113,283
Costs and Operating Expenses					
Lease operating expenses	20,315,282	19,309,017	18,015,348	57,984,733	51,426,145
Gathering, transportation and processing costs	102,420	107,629	(4,530)	376,103	(6,985)
Ad valorem taxes	2,164,562	1,337,276	1,779,163	5,647,469	5,120,119
Oil and natural gas production taxes	4,203,851	3,627,264	4,753,289	12,259,418	13,173,568
Depreciation, depletion and amortization	25,662,123	24,699,421	21,989,034	74,153,994	64,053,637
Asset retirement obligation accretion	354,195	352,184	354,175	1,057,213	1,073,900
Operating lease expense	175,091	175,090	138,220	525,272	366,711
General and administrative expense (including share-based compensation)	6,421,567	7,713,534	7,083,574	21,604,323	21,023,956
Total Costs and Operating Expenses	59,399,091	57,321,415	54,108,273	173,608,525	156,231,051
Income from Operations	29,845,292	41,817,934	39,573,525	109,278,343	104,882,232
Other Income (Expense)					
Interest income	143,704	144,933	80,426	367,181	160,171
Interest (expense)	(10,754,243)	(10,946,127)	(11,381,754)	(33,199,314)	(32,322,840)
Gain (loss) on derivative contracts	24,731,625	(1,828,599)	(39,222,755)	3,888,531	(26,483,190)
Gain (loss) on disposal of assets	—	51,338	—	89,693	(132,109)
Other income	—	—	—	25,686	126,210
Net Other Income (Expense)	14,121,086	(12,578,455)	(50,524,083)	(28,828,223)	(58,651,758)
Income Before Benefit from (Provision for) Income Taxes	43,966,378	29,239,479	(10,950,558)	80,450,120	46,230,474
Benefit from (Provision for) Income Taxes	(10,087,954)	(6,820,485)	3,411,336	(18,637,325)	7,737,688
Net Income (Loss)	$ 33,878,424	$ 22,418,994	$ (7,539,222)	$ 61,812,795	$ 53,968,162
Basic Earnings (Loss) per Share	$ 0.17	$ 0.11	$ (0.04)	$ 0.31	$ 0.29
Diluted Earnings (Loss) per Share	$ 0.17	$ 0.11	$ (0.04)	$ 0.31	$ 0.28
Basic Weighted-Average Shares Outstanding	198,177,046	197,976,721	195,361,476	197,850,538	188,865,752
Diluted Weighted-Average Shares Outstanding	200,723,863	200,428,813	195,361,476	200,139,478	194,583,215

Operational Stats

	(Unaudited) Three Months Ended			Nine Months Ended	
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net sales volumes:					
Oil (Bbls)	1,214,788	1,239,731	1,106,531	3,673,356	3,325,323
Natural gas (Mcf)	1,705,027	1,538,347	1,567,104	4,739,881	4,726,056
Natural gas liquids (Bbls)	350,975	304,448	243,142	919,225	715,832
Total oil, natural gas and natural gas liquids (Boe)[1]	1,849,934	1,800,570	1,610,857	5,382,561	4,828,831
% Oil	66 %	69 %	69 %	68 %	69 %
% Natural Gas	15 %	14 %	16 %	15 %	16 %
% Natural Gas Liquids	19 %	17 %	15 %	17 %	15 %
Average daily sales volumes:					
Oil (Bbls/d)	13,204	13,623	12,028	13,406	12,181
Natural gas (Mcf/d)	18,533	16,905	17,034	17,299	17,312
Natural gas liquids (Bbls/d)	3,815	3,346	2,643	3,355	2,622
Average daily equivalent sales (Boe/d)	20,108	19,786	17,509	19,644	17,688
Average realized sales prices:					
Oil ($/Bbl)	$ 74.43	$ 80.09	$ 81.69	$ 76.77	$ 75.79
Natural gas ($/Mcf)	(2.26)	(1.93)	0.36	(1.61)	0.11
Natural gas liquids ($/Bbls)	7.66	9.27	11.22	9.29	11.97
Barrel of oil equivalent ($/Boe)	$ 48.24	$ 55.06	$ 58.16	$ 52.56	$ 54.07
Average costs and expenses per Boe ($/Boe):					
Lease operating expenses	$ 10.98	$ 10.72	$ 11.18	$ 10.77	$ 10.65
Gathering, transportation and processing costs	0.06	0.06	—	0.07	—
Ad valorem taxes	1.17	0.74	1.10	1.05	1.06
Oil and natural gas production taxes	2.27	2.01	2.95	2.28	2.73
Depreciation, depletion and amortization	13.87	13.72	13.65	13.78	13.26
Asset retirement obligation accretion	0.19	0.20	0.22	0.20	0.22
Operating lease expense	0.09	0.10	0.09	0.10	0.08
General and administrative expense (including share-based compensation)	3.47	4.28	4.40	4.01	4.35
G&A (excluding share-based compensation)	3.45	3.13	3.05	3.30	3.03
G&A (excluding share-based compensation and transaction costs)	3.45	3.13	3.15	3.30	3.02

(1) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding.) The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly.

37 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Balance Sheet

	(Unaudited) September 30, 2024	December 31, 2023
ASSETS		
Current Assets		
Cash and cash equivalents	$ —	$ 296,384
Accounts receivable	36,394,451	38,965,002
Joint interest billing receivables, net	1,343,801	2,422,274
Derivative assets	8,375,984	6,215,374
Inventory	4,627,980	6,136,935
Prepaid expenses and other assets	2,076,896	1,874,850
Total Current Assets	52,819,112	55,910,819
Properties and Equipment		
Oil and natural gas properties, full cost method	1,770,078,718	1,663,548,249
Financing lease asset subject to depreciation	4,192,099	3,896,316
Fixed assets subject to depreciation	3,389,907	3,228,793
Total Properties and Equipment	1,777,660,724	1,670,673,358
Accumulated depreciation, depletion and amortization	(450,913,685)	(377,252,572)
Net Properties and Equipment	1,326,747,039	1,293,420,786
Operating lease asset	2,057,096	2,499,592
Derivative assets	8,735,674	11,634,714
Deferred financing costs	9,406,089	13,030,481
Total Assets	$ 1,399,765,010	$ 1,376,496,392
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Accounts payable	$ 90,143,131	$ 104,064,124
Income tax liability	257,704	—
Financing lease liability	879,598	956,254
Operating lease liability	633,132	568,176
Derivative liabilities	3,929,188	7,520,336
Notes payable	912,819	533,734
Asset retirement obligations	836,421	165,642
Total Current Liabilities	97,591,993	113,808,266
Non-current Liabilities		
Deferred income taxes	26,859,453	8,552,045
Revolving line of credit	392,000,000	425,000,000
Financing lease liability, less current portion	496,954	906,330
Operating lease liability, less current portion	1,574,117	2,054,041
Derivative liabilities	4,535,777	11,510,368
Asset retirement obligations	25,396,573	28,082,442
Total Liabilities	548,454,867	589,913,492
Commitments and contingencies		
Stockholders' Equity		
Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock - $0.001 par value; 450,000,000 shares authorized; 198,196,034 shares and 196,837,001 shares issued and outstanding, respectively	198,196	196,837
Additional paid-in capital	798,747,764	795,834,675
Retained earnings (Accumulated deficit)	52,364,183	(9,448,612)
Total Stockholders' Equity	851,310,143	786,582,900
Total Liabilities and Stockholders' Equity	$ 1,399,765,010	$ 1,376,496,392

Statements of Cash Flows

	(Unaudited) Three Months Ended September 30, 2024	June 30, 2024	September 30, 2023	Nine Months Ended September 30, 2024	September 30, 2023
Cash Flows From Operating Activities					
Net income (loss)	$ 33,878,424	$ 22,418,994	$ (7,539,222)	$ 61,812,795	$ 53,968,162
Adjustments to reconcile net income (loss) to net cash provided by operating activities:					
Depreciation, depletion and amortization	25,662,123	24,699,421	21,989,034	74,153,994	64,053,637
Asset retirement obligation accretion	354,195	352,184	354,175	1,057,213	1,073,900
Amortization of deferred financing costs	1,226,881	1,221,608	1,258,466	3,670,096	3,699,235
Share-based compensation	32,087	2,077,778	2,170,735	3,833,697	6,374,743
Bad debt expense	8,817	14,937	19,656	187,594	41,865
(Gain) loss on disposal of assets	—	(89,693)	—	(89,693)	—
Deferred income tax expense (benefit)	10,005,502	6,621,128	(3,585,002)	18,212,075	(8,160,712)
Excess tax expense (benefit) related to share-based compensation	7,553	46,972	7,886	95,333	158,763
(Gain) loss on derivative contracts	(24,731,625)	1,828,599	39,222,755	(3,888,531)	26,483,190
Cash received (paid) for derivative settlements, net	(1,882,765)	(2,594,497)	(5,350,798)	(5,938,777)	(5,829,728)
Changes in operating assets and liabilities:					
Accounts receivable	5,529,542	2,955,975	(14,419,854)	3,245,030	(5,671,516)
Inventory	1,148,418	189,121	1,778,460	1,508,955	3,701,882
Prepaid expenses and other assets	545,529	(1,251,279)	1,028,203	(202,046)	68,525
Accounts payable	(225,196)	(7,712,355)	18,562,202	(9,538,827)	3,500,913
Settlement of asset retirement obligation	(222,553)	(160,963)	(105,721)	(974,877)	(1,025,607)
Net Cash Provided by Operating Activities	51,336,932	50,617,930	55,390,975	147,144,031	142,437,252
Cash Flows From Investing Activities					
Payments for the Stronghold Acquisition	—	—	—	—	(18,511,170)
Payments for the Founders Acquisition	—	—	(49,902,757)	—	(49,902,757)
Payments to purchase oil and natural gas properties	(164,481)	(147,004)	(726,519)	(787,343)	(1,605,262)
Payments to develop oil and natural gas properties	(42,099,874)	(36,554,719)	(40,444,810)	(117,559,401)	(112,996,032)
Payments to acquire or improve fixed assets subject to depreciation	(33,938)	(26,649)	(183,904)	(185,524)	(209,798)
Proceeds from sale of fixed assets subject to depreciation	—	10,605	—	10,605	332,230
Proceeds from divestiture of equipment for oil and natural gas properties	—	—	—	—	54,558
Proceeds from sale of Delaware properties	—	—	(384,225)	—	7,608,692
Proceeds from sale of New Mexico properties	—	(144,398)	4,312,502	(144,398)	4,312,502
Proceeds from sale of CBP vertical wells	5,500,000	—	—	5,500,000	—
Net Cash Used in Investing Activities	(36,798,293)	(36,862,165)	(87,329,713)	(113,166,061)	(170,917,037)
Cash Flows From Financing Activities					
Proceeds from revolving line of credit	27,000,000	29,500,000	94,500,000	108,000,000	179,000,000
Payments on revolving line of credit	(42,000,000)	(44,500,000)	(63,500,000)	(141,000,000)	(166,000,000)
Proceeds from issuance of common stock from warrant exercises	—	—	—	—	12,301,596
Payments for taxes withheld on vested restricted shares, net	(17,273)	(86,991)	(18,302)	(919,249)	(294,365)
Proceeds from notes payable	—	1,501,507	—	1,501,507	1,565,071
Payments on notes payable	(442,976)	(145,712)	(462,606)	(1,122,422)	(1,114,883)
Payment of deferred financing costs	—	(45,704)	—	(45,704)	—
Reduction of financing lease liabilities	(257,202)	(176,128)	(191,748)	(688,486)	(551,579)
Net Cash Provided by (Used in) Financing Activities	(15,717,451)	(13,953,028)	30,327,344	(34,274,354)	24,905,840
Net Increase (Decrease) in Cash	(1,178,812)	(197,263)	(1,611,394)	(296,384)	(3,573,945)
Cash at Beginning of Period	1,178,812	1,376,075	1,749,975	296,384	3,712,526
Cash at End of Period	$ —	$ 1,178,812	$ 138,581	$ —	$ 138,581

38 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Ring Energy, Inc. The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, as reflected in our Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, which includes accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligations, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this non-GAAP measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector. “Leverage” or the “Leverage Ratio” is calculated under our existing senior revolving credit facility and means as of any date, the ratio of (i) our consolidated total debt as of such date to (ii) our Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under our existing senior revolving credit facility. The Company defines “Consolidated EBITDAX” in accordance with our existing senior revolving credit facility that means for any period an amount equal to the sum of (i) consolidated net income (loss) for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP, (D) exploration expenses determined on a consolidated basis in accordance with GAAP, and (E) all other non-cash charges acceptable to our senior revolving credit facility administrative agent determined on a consolidated basis in accordance with GAAP, in each case for such period minus (iii) all noncash income added to consolidated net income (loss) for such period; provided that, for purposes of calculating compliance with the financial covenants, to the extent that during such period we shall have consummated an acquisition permitted by the credit facility or any sale, transfer or other disposition of any property or assets permitted by the senior revolving credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to the property or assets so acquired or disposed of. Also set forth in our existing senior revolving credit facility is the maximum permitted Leverage Ratio of 3.00. PV-10 is a financial measure not prepared in accordance with GAAP that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of the Company’s oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company defines “Cash Return on Capital Employed” or “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. The Company defines All-In Cash Operating Costs, a non-GAAP financial measure, as “all in cash” costs which includes lease operating expenses, G&A costs excluding share-based compensation, net interest expense (including interest income and expense, excluding amortization of deferred financing costs), workovers and other operating expenses, production taxes, ad valorem taxes, and gathering/transportation costs. Management believes that this metric provides useful additional information to investors to assess the Company’s operating costs in comparison to its peers, which may vary from company to company. The Company defines Cash Operating Margin, a non-GAAP financial measure, as realized revenues per Boe less “all-in cash operating costs per Boe. Management believes that this metric provides useful additional information to investors to assess the Company’s operating margins in comparison to its peers, which may vary from company to company. Non-GAAP Disclosure 39 Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “PV-10,” “Leverage Ratio,” “All-in Cash Operating Costs,” and "Cash Operating Margin." Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA and CROCE are key metrics used to determine a portion of the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. “Adjusted Net Income” is calculated as net income (loss) minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized gains and losses on changes in the fair value of derivatives, and transaction costs for executed acquisitions and divestitures (A&D). Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare our results with our peers. The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense (including interest income and expense), unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities less changes in operating assets and liabilities (as reflected on our Condensed Statements of Cash Flows), plus transaction costs for executed acquisitions and divestitures (A&D), current income tax expense (benefit), proceeds from divestitures of equipment for oil and natural gas properties, loss (gain) on disposal of assets, and less capital expenditures, bad debt expense, and other income. For this purpose, our definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and the lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in our capital expenditures guidance provided to investors. Our management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of our current operating activities after the impact of capital expenditures and net interest expense (including interest income and expense, excluding amortization of deferred financing costs) and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow. The table below provides detail of PV-10 to the standardized measure of discounted future net cash flows as of December 31, 2023. ($ in 000’s) Present value of estimated future net revenues (PV-10) $ 1,647,031 Future income taxes, discounted at 10% 247,846 Standardized measure of discounted future net cash flows $ 1,399,185

Non-GAAP Reconciliations

Adjusted Net Income

(Unaudited for All Periods)

	Three Months Ended						Nine Months Ended			
	September 30, 2024		June 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023	
	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted
Net Income (Loss)	$33,878,424	$ 0.17	$22,418,994	$ 0.11	$(7,539,222)	$ (0.04)	$61,812,795	$ 0.31	$53,968,162	$ 0.28
Share-based compensation	32,087	—	2,077,778	0.01	2,170,735	0.01	3,833,697	0.02	6,374,743	0.03
Unrealized loss (gain) on change in fair value of derivatives	(26,614,390)	(0.13)	(765,898)	—	33,871,957	0.17	(9,827,308)	(0.05)	20,653,462	0.11
Transaction costs - executed A&D	—	—	—	—	(157,641)	—	3,539	—	62,550	—
Tax impact on adjusted items	6,132,537	0.03	(304,225)	—	(2,059,802)	(0.01)	1,380,335	0.01	(1,752,617)	(0.01)
Adjusted Net Income	13,428,658	$ 0.07	23,426,649	$ 0.12	26,286,027	$ 0.13	57,203,058	$ 0.29	79,306,300	$ 0.41
Diluted Weighted-Average Shares Outstanding	200,723,863		200,428,813		195,361,476		200,139,478		194,583,215	
Adjusted Net Income per Diluted Share	$ 0.07		$ 0.12		$ 0.13		$ 0.29		$ 0.41	

Adjusted EBITDA

(Unaudited for All Periods)

	Three Months Ended			Nine Months Ended	
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net Income (Loss)	$ 33,878,424	$ 22,418,994	$ (7,539,222)	$61,812,795	$53,968,162
Interest expense, net	10,610,539	10,801,194	11,301,328	32,832,133	32,162,669
Unrealized loss (gain) on change in fair value of derivatives	(26,614,390)	(765,898)	33,871,957	(9,827,308)	20,653,462
Income tax (benefit) expense	10,087,954	6,820,485	(3,411,336)	18,637,325	(7,737,688)
Depreciation, depletion and amortization	25,662,123	24,699,421	21,989,034	74,153,994	64,053,637
Asset retirement obligation accretion	354,195	352,184	354,175	1,057,213	1,073,900
Transaction costs - executed A&D	—	—	(157,641)	3,539	62,550
Share-based compensation	32,087	2,077,778	2,170,735	3,833,697	6,374,743
Loss (gain) on disposal of assets	—	(51,338)	—	(89,693)	132,109
Other income	—	—	—	(25,686)	(126,210)
Adjusted EBITDA	$ 54,010,932	$ 66,352,820	$ 58,579,030	$182,388,009	$170,617,334
Adjusted EBITDA Margin [1]	61 %	67 %	63 %	64 %	65 %

1. Adjusted EBITDA Margin is Adj. EBITDA divided by oil, natural gas, and natural gas liquids revenue.

40 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Leverage Ratio

	(Unaudited) Three Months Ended December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 50,896,479	$ 5,515,377	$ 22,418,994	$ 33,878,424	$ 112,709,274
Plus: Consolidated interest expense	11,506,908	11,420,400	10,801,194	10,610,539	44,339,041
Plus: Income tax provision (benefit)	7,862,930	1,728,886	6,820,485	10,087,954	26,500,255
Plus: Depreciation, depletion and amortization	24,556,654	23,792,450	24,699,421	25,662,123	98,710,648
Plus: non-cash charges acceptable to Administrative Agent	(29,695,076)	19,627,646	1,664,064	(26,228,108)	(34,631,474)
Consolidated EBITDAX	**$ 65,127,895**	**$ 62,084,759**	**$ 66,404,158**	**$ 54,010,932**	**$ 247,627,744**
Plus: Pro Forma Acquired Consolidated EBITDAX	—	—	—	—	—
Less: Pro Forma Divested Consolidated EBITDAX	24,832	(124,084)	(469,376)	(600,460)	(1,169,088)
Pro Forma Consolidated EBITDAX	**$ 65,152,727**	**$ 61,960,675**	**$ 65,934,782**	**$ 53,410,472**	**$ 246,458,656**
Non-cash charges acceptable to Administrative Agent					
Asset retirement obligation accretion	$ 351,786	$ 350,834	$ 352,184	$ 354,195	
Unrealized loss (gain) on derivative assets	(32,505,544)	17,552,980	(765,898)	(26,614,390)	
Share-based compensation	2,458,682	1,723,832	2,077,778	32,087	
Total non-cash charges acceptable to Administrative Agent	$ (29,695,076)	$ 19,627,646	$ 1,664,064	$ (26,228,108)	

	As of September 30, 2024
Leverage Ratio Covenant:	
Revolving line of credit	$ 392,000,000
Pro Forma Consolidated EBITDAX	246,458,656
Leverage Ratio	**1.59**
Maximum Allowed	≤ 3.00x

Adjusted Free Cash Flow

(Unaudited for All Periods)

	Three Months Ended September 30, 2024	June 30, 2024	September 30, 2023	Nine Months Ended September 30, 2024	September 30, 2023
Net Cash Provided by Operating Activities	$ 51,336,932	$ 50,617,930	$ 55,390,975	$ 147,144,031	$ 142,437,252
Adjustments - Condensed Statements of Cash Flows					
Changes in operating assets and liabilities	(6,775,740)	5,979,501	(6,843,290)	5,961,765	(574,197)
Transaction costs - executed A&D	—	—	(157,641)	3,539	62,550
Income tax expense (benefit) - current	74,899	152,385	165,780	329,917	264,261
Capital expenditures	(42,691,163)	(35,360,832)	(42,398,484)	(114,313,003)	(113,152,655)
Proceeds from divestiture of equipment for oil and natural gas properties	—	—	—	—	54,558
Bad debt expense	(8,817)	(14,937)	(19,656)	(187,594)	(41,865)
Loss (gain) on disposal of assets	—	38,355	—	—	132,109
Other income	—	—	—	(25,686)	(126,210)
Adjusted Free Cash Flow	$ 1,936,111	$ 21,412,402	$ 6,137,684	$ 38,912,969	$ 29,055,803

(Unaudited for All Periods)

	Three Months Ended September 30, 2024	June 30, 2024	September 30, 2023	Nine Months Ended September 30, 2024	September 30, 2023
Adjusted EBITDA	$ 54,010,932	$ 66,352,820	$ 58,579,030	$ 182,388,009	$ 170,617,334
Net interest expense (excluding amortization of deferred financing costs)	(9,383,658)	(9,579,586)	(10,042,862)	(29,162,037)	(28,463,434)
Capital expenditures	(42,691,163)	(35,360,832)	(42,398,484)	(114,313,003)	(113,152,655)
Proceeds from divestiture of equipment for oil and natural gas properties	—	—	—	—	54,558
Adjusted Free Cash Flow	$ 1,936,111	$ 21,412,402	$ 6,137,684	$ 38,912,969	$ 29,055,803

41 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Adjusted Cash Flow from Operations (ACFFO)

(Unaudited for All Periods)

	Three Months Ended			Nine Months Ended	
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net Cash Provided by Operating Activities	$51,336,932	$50,617,930	$55,390,975	$ 147,144,031	$ 142,437,252
Changes in operating assets and liabilities	(6,775,740)	5,979,501	(6,843,290)	5,961,765	(574,197)
Adjusted Cash Flow from Operations	$44,561,192	$56,597,431	$48,547,685	$ 153,105,796	$ 141,863,055

G&A Reconciliations

(Unaudited for All Periods)

	Three Months Ended			Nine Months Ended	
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
General and administrative expense (G&A)	$ 6,421,567	$ 7,713,534	$ 7,083,574	$21,604,323	$21,023,956
Shared-based compensation	32,087	2,077,778	2,170,735	3,833,697	6,374,743
G&A excluding share-based compensation	6,389,480	5,635,756	4,912,839	17,770,626	14,649,213
Transaction costs - executed A&D	—	—	(157,641)	3,539	62,550
G&A excluding share-based compensation and transaction costs	$ 6,389,480	$ 5,635,756	$ 5,070,480	$17,767,087	$14,586,663

Cash Return on Capital Employed (CROCE)

	As of and for the twelve months ended			
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Total long term debt (i.e. revolving line of credit)	$425,000,000	$415,000,000	$290,000,000	$313,000,000
Total stockholders' equity	786,582,900	661,103,391	300,624,207	294,765,813
Average debt	420,000,000	352,500,000	301,500,000	339,750,000
Average stockholders' equity	723,843,146	480,863,799	297,695,010	409,137,873
Average debt and stockholders' equity	$1,143,843,146	$833,363,799	$599,195,010	$748,887,873
Net Cash Provided by Operating Activities	$198,170,459	$196,976,729	$72,731,212	$72,159,255
Less change in WC (Working Capital)	1,180,748	24,091,577	3,236,824	2,418,446
Adjusted Cash Flows From Operations (ACFFO)	$196,989,711	$172,885,152	$69,494,388	$69,740,809
CROCE (ACFFO)/(Average D+E)	17.2 %	20.7 %	11.6 %	9.3 %

PV-10

	Oil (Bbl)	Gas (Mcf)	Natural Gas Liquids (Bbl)	Net (Boe)	PV-10
Balance, December 31, 2022	88,704,743	157,870,449	23,105,658	138,122,143	$ 2,773,656,500
Purchase of minerals in place	6,543,640	3,372,965	1,089,382	8,195,183	
Extensions, discoveries and improved recovery	3,098,845	4,113,480	1,014,343	4,798,768	
Sales of minerals in place	(4,897,921)	(2,674,955)	(392,953)	(5,736,700)	
Production	(4,579,942)	(6,339,158)	(976,852)	(6,613,320)	
Revisions of previous quantity estimates	(6,728,088)	(9,946,459)	(621,014)	(9,006,845)	
Balance, December 31, 2023	82,141,277	146,396,322	23,218,564	129,759,229	$ 1,647,031,127

42 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

All-In Cash Operating Costs

	(Unaudited for All Periods)				
	Three Months Ended			Nine Months Ended	
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
All-In Cash Operating Costs:					
Lease operating expenses (including workovers)	$ 20,315,282	$ 19,309,017	$ 18,015,348	$ 57,984,733	$ 51,426,145
G&A excluding share-based compensation	6,389,480	5,635,756	4,912,839	17,770,626	14,649,213
Net interest expense (excluding amortization of deferred financing costs)	9,383,658	9,579,586	10,042,862	29,162,037	28,463,434
Operating lease expense	175,091	175,090	138,220	525,272	366,711
Oil and natural gas production taxes	4,203,851	3,627,264	4,753,289	12,259,418	13,173,568
Ad valorem taxes	2,164,562	1,337,276	1,779,163	5,647,469	5,120,119
Gathering, transportation and processing costs	102,420	107,629	(4,530)	376,103	(6,985)
All-in cash operating costs	$ 42,734,344	$ 39,771,618	$ 39,637,191	$ 123,725,658	$ 113,192,205
Boe	1,849,934	1,800,570	1,610,857	5,382,561	4,828,831
All-in cash operating costs per Boe	$ 23.10	$ 22.09	$ 24.61	$ 22.99	$ 23.44

Cash Operating Margin

	(Unaudited for All Periods)				
	Three Months Ended			Nine Months Ended	
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Cash Operating Margin					
Realized revenues per Boe	$ 48.24	$ 55.06	$ 58.16	$ 52.56	$ 54.07
All-in cash operating costs per Boe	23.10	22.09	24.61	22.99	23.44
Cash Operating Margin per Boe	$ 25.14	$ 32.97	$ 33.55	$ 29.57	$ 30.63

43 Ring Energy, Inc. Value Focused Proven Strategy | November 7, 2024 | NYSE American: REI

www.ringenergy.com VALUE FOCUSED PROVEN STRATEGY | NOVEMBER 7, 2024 | NYSE AMERICAN: REI THANK YOU Company Contact Al Petrie (281) 975-2146 apetrie@ringenergy.com Wes Harris (281) 975-2146 wharris@ringenergy.com Analyst Coverage Alliance Global Partners (A.G.P.) Jeff Grampp (949) 296 4171 jgrampp@allianceg.com ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247-9000 neal.dingmann@truist.com Tuohy Bothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com Ring Headquarters 1725 Hughes Landing Blvd Ste 900 The Woodlands, TX 77830 Phone: 281-397-3699